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                                                                    EXHIBIT 32.1

 Certifications by Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") by Humboldt Bancorp (the "Company"), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

      The Report fully complies with the requirements of Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934; and

      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2004                      /s/  Robert M. Daugherty
       -------------                       ------------------------
                                           Robert M. Daugherty
                                           President and Chief Executive Officer

In connection with the filing of the Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") by Humboldt Bancorp (the "Company"), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

      The Report fully complies with the requirements of Section 13(a) or
      Section 15(d) of the Securities Exchange Act of 1934; and

      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 29, 2004                       /s/ Patrick J. Rusnak
       -------------                        ---------------------
                                            Patrick J. Rusnak
                                            Chief Financial Officer